EXHIBIT 99.1 Artificial Intelligence and Data Analytics Solutions for the Retail, Workplace / Public August 2019 Safety, and Smart City Markets NASDAQ: MARK 1

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be in the future tense, and often include words such as “anticipate”, “expect”, “project”, “believe”, “plan”, “estimate”, “intend”, “will” and “may”. These statements are based on current expectations, but are subject to certain risks and uncertainties, many of which are difficult to predict and are beyond the control of Remark Holdings. Relevant risks and uncertainties include those referenced in Remark Holdings’ filings with the SEC, and include but are not limited to: its losses and need to raise capital; its ability to procure content and monetize audiences; recent and future changes in technology, services and standards; a disruption or failure of its or its vendors’ network and information systems or other technology relied on by Remark Holdings; changes in consumer behavior, including changes in spending behavior and changes in when, where and how content is consumed; the popularity of its products and services; changes in its plans, initiatives and strategies, and consumer acceptance thereof; competitive pressures, including as a result of user fragmentation and changes in technology; changes in advertising market conditions or advertising expenditures due to, among other things, economic conditions, changes in consumer behavior, pressure from public interest groups, changes in laws and regulations and other societal or political developments; piracy and Remark Holdings’ ability to exploit and protect its intellectual property rights in and to its content and other products; restrictions on intellectual property under agreements with third parties; challenges inherent in developing an online business; reliance on key personnel; risks of business in foreign countries, notably China, including obtaining regulatory approvals and adjusting to changing political and economic policies; governmental laws and regulations, including unclear and changing laws and regulations related to the Internet sector in foreign countries, especially China; general industry conditions and competition; and general economic conditions, such as advertising rate, interest rate and currency exchange rate fluctuations. These risks and uncertainties could cause the company’s actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. Remark Holdings assumes no obligation to update any forward- looking statements as a result of new information or future events or developments, except as required by law. NASDAQ: MARK 2

TOC 1 Who We Are 2 Industries We Serve • RETAIL • WORKPLACE & FOOD SAFETY • SMART CITY & PUBLIC SAFETY 3 Digital Media Portfolio 4 Appendix NASDAQ: MARK 3

Who We Are DIVERSIFIED GLOBAL Remark AI Remark AI – Proven technology and tailored applications launched TECHNOLOGY COMPANY WITH in the retail (supermarkets and shopping centers), workplace and food safety (construction / restaurant kitchens), and Smart City LEADING ARTIFICIAL (Traffic Management, Taxi Fleet Management, Public Safety) spaces INTELLIGENCE SOLUTIONS AND PORTFOLIO OF DIGITAL MEDIA Digital Media Portfolio Digital Media Portfolio – Minority ownership in Sharecare, Inc., PROPERTIES an established health and wellness platform with 100MM users, Remark Entertainment and Bikini.com NASDAQ: MARK 4

REMARK AI Investment Highlights Artificial-intelligence technology pioneer with real-time applications. Ranked in the Top 20 in the world in the NIST Facial Recognition in the Wild Test, ahead of private-market comparable companies valued at greater than $1 billion. Delivers immediate return on investment for customers due to increased revenue conversion and reduced expenses through the intelligent automation of tedious tasks. Valuation discount/discrepancy between public valuation and private- market comparable companies. Sharecare ownership stake represents future value creation via potential monetization of non-strategic asset. NASDAQ: MARK 5

Remark AI Rankings as of June 2019 NIST (National Institute of Standards and Technology) Wild Image Accuracy Test RANK (Wild ) Remark AI achieves Top 20 Ranking on the Remark National Institute of Standards and Technology AI 18 (NIST)’s Facial Recognition Vendor Test (FRVT) 27 The Wild Image Accuracy Test 54 Wild Image recognition is generally considered the most challenging area for facial recognition Remark AI technologies and is also considered one of the Service Platform 74 key factors to measure how good the facial recognition performance is in industrial-use cases (PR Newswire April 23, 2019) 84 Source: Ongoing Face Recognition Vendor Test (FRVT). NASDAQ: MARK 6

Remark AI Valuation Comparison

Remark AI	DYNAMIC AI	RetailNext	anyVision	trax	YITU	Face++	商汤 sensetime
$40M	$300M	$360M	$370M	$1.1B	$2.4B	$4.5B	$6B
• Image Recognition • Facial Recognition • Face Comparison • Face Search • ID Authentication • Anti Spoofing • Customer Demographic Report • Product Placement Management • Traffic Counting / Conversion • Retail Activity Heat Maps • Real Time AI Business Analytics • Decision Analytics Support	• Customer Data Management • Purchase Recommendations • Customer Personalization • Customer Targeting • A/B Testing Optimization	• Customer Demographic Report • Product Placement Management • Traffic Counting / Conversion • Retail Activity Heat Maps • Mobile Analytics • Shopper Engagement • Staffing Optimization	• Image Recognition • Facial Recognition • Face Comparison • Face Search • Body Detection	• Image Recognition • Store Digitization • Data Discovery and Visualization • Product Placement Management	• Image Recognition • Facial Recognition • Face Comparison • Face Search • ID Authentication	• Image Recognition • Facial Recognition • Face Comparison • Face Search • Body Detection • Image Beautification • Skeleton Detection	• Face Detection Tracking • Facial Recognition • ID Authentication • Liveness Detection • Augmented Reality • Image Processing • Intelligent Video Analytics • Identify Verification • Intelligent business Solutions • Mobile Internet

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Remark AI (KANKAN) Revenue $4.6 MM $8.0 MM $5.7 MM $27 K 2016 2017 2018 Revenue Project Value Delivered Without Revenue Recognition * * Represents the value of projects delivered to and accepted by customers for which revenue was not recognized during the period. NASDAQ: MARK 8

Total Addressable Markets

Chinese Telcom Providers are implementing Smart Terminals in their Stores. Approximately 40,000 retail stores exist

中国移动 China Mobile	中国电信 CHINA TELECOM	China unicom中国联通
17,800 total stores	14,000 total stores	10,000 total stores



Chinese Telcom Retail Store Market	41,800
Spend per store for Smart Terminals	¥50,000
Market potential	$303.0 MM
Annual revenue (20% market share over 3 years)	$60.6 MM

Global Telcom Retail Store Market Potential



Global Telcom Retail Store Market	400,000
Spend per store for Smart Terminals	¥50,000
Market potential	$2.9 Billion
Annual revenue (5% market share over 3 years)	$145.0 MM

Segment	Metric	Value	Opportunity
Small and Medium Banks	Total Outlets	15,000	Annual SAAS revenue (15% market share over 3 years) $16.3 MM
	Spend per Store for smart terminals	¥50,000	
	Market Potential	$109.0 MM	
Retail Outlets / Stores – SAAS Revenue for Video Stream	Total Retails Outlets	8,000,000	Annual SAAS revenue (2% market share over 3 years) $11.1 MM
	Upgrade per Store per Camera Video Stream	¥240	
	Market potential (2 per store)	$556.5 MM	
Smart Pharmacy	Total Outlets	489,000	Market Opportunity $177.0 MM
	Spend per Kiosk	¥2,500	
Smart Schools	Total Primary School Campuses	400,000	Annual Subscription Revenue Opportunity $4.1 Billion
	Annual Subs. per School in ¥uan	¥70,000	
	Annual Subs. per School in $	$10,145	

PAID WeCHAT Subscription Channel for Parents to Communicate with their Student's Teachers.

Total Number of Schools	8,000	Annual Subscription Revenue Opportunity $62.6 MM
Number of Students per school	1,200	
Potential Subscribers (1.5x)	14,400,000	
Recurring Annual Subscriber income per student	¥30 ($4.35)	

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REMARK AI BUSINESS MODEL Tapping the power of AI to deliver accessible and practical solutions at reasonable cost Highly Accurate Modest Profitable Cash Rapid Recurring And Actionable Incremental Flows As Scale Is Deployment License Fees Results Expenses Achieved NASDAQ: MARK 10

Industries We Serve RETAIL WORKPLACE & FOOD SAFETY SMART CITY & PUBLIC SAFETY NASDAQ: MARK 11

REMARK AI Industries RETAIL WORKPLACE & FOOD SAFETY SMART CITY & PUBLIC SAFETY Utilizing existing cameras and strategic sensors placed • Ensures workers are wearing proper • Traffic and fleet management. throughout the store, Remark AI swiftly analyzes real safety gear. • time customer shopping behavior such as time of store Provides surveillance for traffic violations. • Ensures kitchen staff are complying with local entry and shelf browsing habits, and provides • Ensures vehicles are properly registered. managers with a customer heatmap that reflects traffic health codes. • Predicts road condition changes and traffic patterns. Purchase history is also analyzed leading to • Frictionless entry at construction sites. relevant offers for future purchase conversions. congestion; provides hazard alerts. • Hours automatically logged into system upon • Flags unusual behavior by individuals, e.g., Customers are rewarded for their loyalty and repeat facial recognition authentication and check-in. visits, through special VIP status that brings customized dropped bags or loitering in public areas. promotions and coupons along with attentive • Real time project completion modeling tied to customer service. deadlines and costs. Retailers and Store Managers are able to make better data driven decisions regarding store layout, item placement, as well as pricing strategy. NASDAQ: MARK 12

RETAIL

Remark AI Retail Solution

Remark AI's Retail Service Platform provides retailers with the tools needed for real-time analysis of customer traffic and shopping behaviors.

Customer Traffic	Customer Analysis	Customer traffic Heatmaps	Customer Flow Trace Map
Initial time of entry, traffic flow and conversion rate	Gender, age, store entry frequency	Customer distribution during different time periods	Customer flow during different time periods
• improves store layout and sales promotions leading to increase in-store conversions. • Personalized marketing.	• Increased store traffic. • Customer traffic guiding based on real-time behavior data.	• Optimized product shelf placement and merchandise layout. • improves store layouts for increased sales . • Determines new display item efficiency.	• Optimize Store staffing allocation. • Determines "hot" stores areas times.

Remark AI allows retailers to respond quickly to changes in customer behavior which ultimately helps the retailer make decisions that lead to increased store efficiency and higher conversion rates.

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RETAIL Remark’s AI Solution now provides offline retailers with the same robust analytics their online counterparts take for granted. OFFLINE RETAILER Facial Traffic Customer Customer Store Recognition Map Metrics Count Conversions Identifying customers Tracks browsing activity and Captures payment Counting forms the Provides context to walking in the store. how consumers move about method and foundation of business revenue numbers. the premises. Insight on what membership ID; intelligence. Knowing how Accurately keeps track products are viewed most quantified, qualitative many customers go in and of those who purchase and determined by amount of data on those that make out of stores helps put those who don't. time spent in front of product. a purchase. revenues and costs into perspective. Identifying customers Super HTTP Conversion IP Address on the internet Cookie Referrer Rate Identifying customers on Remember login information, Assigning a value of the If a web page includes Percentage of visitors to your site that the internet. track browsing activity across a pixel as a unique identifier a tracking script, your complete a specific goal. For example, ONLINE website. Insight on what pages that identifies the user. browsers tell the tracking how many visitors to your site purchase RETAILER users visit to optimize user network what pages are a certain package, sign up for your experience. viewed and how often. newsletter or book a consult. NASDAQ: MARK 14

Remark AI gives retailers an edge by providing real-time customer analytics from the moment their store through final purchase and every activity in between. Utilizing high-tech cameras and visual sensors placed throughout the store, Remark AI intelligently analyzes customer shopping behavior such as time of store entry, browsing habits and walking pattern along with number of visits, whether they’re a member or VIP as well as their purchase history. Remark AI provides the retailer with robust analytics to help make intelligent decisions about store layout and item placement and promotions while keeping the customer’s identity anonymous. Retailers experience improved efficiency and higher sales while customers enjoy improved and personalized service. With full customer anonymity Privacy and security are important to Remark AI. This technology collects data for the express purpose of analyzing customer profiles and behavior to bring consumers the best and most efficient shopping experience. Any information gathered is kept private - limited to each store’s network. It is not shared or sold to anyone else. NASDAQ: MARK 15

Case Study Remark AI empowered a traditional retail store by optimizing its product layout after analyzing customer traffic patterns and shopping behavior, which ultimately increased profits while improving operation efficiency. Intelligent Customer Flow Analysis Intelligent Membership Management Total Customer Flow Analysis NASDAQ: MARK 16

REMARK AI SOLUTIONS Smart City and Public Safety Dynamic Facial Recognition Static Facial Recognition Human/Vehicle Information Structuralizing Core Function • Facial recognition technology helps real-time recognition and discovery of high-risk targets from massive passenger flow and videos. • Visual information structuralizing for pedestrians and vehicles allows for more accurate identification of target features of pedestrian/vehicle. • Smart search image by image service helps with quickly retrieving relevant information from massive historical data. • Efficient data processing using visual information structuralizing platform. • Breaks data isolation and rapidly connects to external platforms. • Professional law enforcement review of suspected violations reduces labor costs and improves review efficiency. NASDAQ: MARK 17

REMARK AI SOLUTIONS Smart City and Public Safety Big Data Analysis – predicts road condition changes, analyzes urban functional zones, and assists in urban traffic road planning. Traffic Violation Road condition Intelligence Analysis Big Data Analysis Monitoring Monitoring Automatically detects, captures, Detection of traffic congestion, Tracking and behavior analysis Predicts road condition and obtains evidence; assists in traffic anomaly monitoring, and of vehicle targets, detects illegal changes, analyzes urban detecting traffic violations such traffic condition analysis. behaviors such as vehicles with functional zones, and assists in as running red lights, prohibited counterfeit registration plates, urban traffic road planning. turns and line crossing, driving and provides accompanying in the wrong direction, illegal vehicle analysis, correlation parking, and breaking the analysis and general vehicle speed limit. surveillance. Automatically detects, captures, and obtains evidence. Assists in detecting traffic violations. NASDAQ: MARK 18

Case Study

Taxi Safety Monitoring System

KanKan's taxi-safety-monitoring system, includes intelligent and digital upgrading of taxi-monitoring management systems that further improve the safety of taxi operations.

As a result of a new methanol-driven upgrading plan, today's taxi fleets in China are becoming more environmentally-friendly, and now the industry-leading terminal equipment powered by KanKan-AI solutions is being installed to begin to help fleet operations become safer.

The taxis are outfitted with an intuitive user experience featuring eight-inch display screens that provide navigation information, allow for internet order receiving and allow for QR-code-based payments, among other functionalities. The system requires qualified taxi drivers to login via facial recognition, thereby preventing unauthorized or illegal use of the taxi by unqualified persons. Once logged in, the driver can monitor video from the four-channel, high-definition cameras observing the front, back and trunk of the vehicle. Also, using video analysis technology, the system continually scans for driver violations such as smoking, operating a mobile device, or distracted driving. The monitoring terminal can transmit real-time video from inside of a vehicle directly to traffic and public security departments via 4G networks, resulting in improved safety, providing necessary information to law enforcement and evidence collection agencies and allowing management departments to more effectively handle disputes between drivers and passengers.

> "The positive feedback from our taxi operators in Xi'an has lead to new growth opportunities for us in Guiyang and Chongqing, with a market of 25,000 vehicles and an additional revenue opportunity of more than $10 million."
>
> *Kai-Shing Tao, Chairman and Chief Executive Officer of Remark Holdings.*


B·9T755

- Intelligent and digital upgrading of taxi-monitoring management systems.
- Improves the safety of taxi operations.
- Internet order receiving and allows for QR-code-based payments.
- Prevents unauthorized operation of taxi.
- Prevents driver violations such as smoking, operating a mobile device, or distracted driving.

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REMARK AI SOLUTIONS Workplace & Food Safety Construction Coal and mining industries Inspection Chemical plants Farms Core Function • Real-time monitoring for helmet wearing. • Real-time monitoring and early warning for unauthorized access to targeted areas. • Intelligent visual supervision to increase safety during construction. NASDAQ: MARK 20

REMARK AI SOLUTIONS Workplace & Food Safety Food safety issues have become a focus of public attention in recent years with food contamination incidents occurring frequently, posing a serious threat to consumers' health. Many food production companies and restaurants still have serious irregularities in their daily operations and services, posing a huge risk to consumers’ health and safety. The current “Clean Kitchen & Bright Stove Project” in China, which features live video broadcasts of kitchens, has improved the transparency of food production. However, the production process of the kitchen cannot be effectively supervised and monitored simultaneously by one person, and it is practically impossible to have uninterrupted personal supervision of kitchen activities over long periods of time. NASDAQ: MARK 21

WORKPLACE & FOOD SAFETY Platform Function Store Management • Cameras are configured to manage regulatory functions, review the hygienic and equipment status and check for violations. Business Statistics • Statistics are available for all participating restaurants in any selected area. • Visually displays violations. • Large and small pests are immediately identified. • Humidity and temperature are monitored; alarm for unsafe conditions. • Allows viewing of suspected regulatory violations in real time. Intelligent Supervision • Dress Code Compliance • Authorized Personnel • Pest Detection • Trash/Refuse Monitoring • Bacteria Growth • Special Areas • Personnel Hygiene • Production Flow • Sink Usage NASDAQ: MARK 22

Case Study Case Study - Food and Drug Industry Supervision Platform In cooperation with the food and drug supervision of a district in Shanghai, the intelligent kitchen management system covered the shop 24/7 and identified some violations. After confirming the violations, the management system sent reports to the district administration system, which enhanced overall supervision in the district accordingly. The efficiency of this system has been recognized and praised by users. NASDAQ: MARK 23

Sampling of Launches & Proof of Concepts in Progress



TAXI-SAFETY-MONITORING SYSTEM

- Intelligent and digital upgrading of taxi-monitoring management systems.
- Improves the safety of taxi operations.
- Receives internet orders and allows for QR-code-based payments.
- Prevents unauthorized operation of taxis.
- Detects driver violations such as smoking, operating a mobile device, or distracted driving.



PHARMACY PATIENT TERMINAL SYSTEM

- Deployed a network of 5,000 AI-driven pharmacy terminals in Sichuan province in the fourth quarter of 2018.
- Expanding to 30 cities and 15,000 additional stores covering over 10,000 doctors and medical teams and serving over 40 million patients issuing over 100,000 prescription every day.
- Identifies patients and provides their medical history, including previous prescriptions, automatically to their corresponding doctors.



LARGE-FORMAT SUPERMARKETS

- Improved Lotus Supermarket's membership through insight from customer shopping behavior utilizing facial, gesture and product recognition technologies within Remark's Data Analytics platform.
- Augmented reality-based interactive displays as customers enter the stores provided an engaging and fun way for shoppers to enhance their in-store experience.
- Included a portal to register new members and for customers to redeem coupons tailored to their shopping behavior.



WORKPLACE SAFETY

- Chosen as a technology partner by China ShenHua Energy Company technology partner chosen to improve production efficiency and worker safety, while reducing HR management costs and safety-related incidents.
- Utilizes facial-recognition, gesture-recognition and body tracking capabilities.
- Partnership represents a foothold in the China energy industry, one of the largest energy markets in the world.

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Digital Media Portfolio DIVERSIFIED GLOBAL TECHNOLOGY COMPANY WITH LEADING ARTIFICIAL Digital Media Portfolio INTELLIGENCE (AI) DATA Multiple web properties including minority ownership of approximately 5% in Sharecare, Inc., ANALYTICS SOLUTIONS AND an established health and wellness platform with PORTFOLIO OF DIGITAL MEDIA more than 100MM users. PROPERTIES NASDAQ: MARK 25

Sharecare Provides Monetization Opportunity

HISTORY: Jeff Arnold (Remark) and Dr. Oz co-founded Sharecare, Inc. in 2009

SHARECARE: Digital platform allowing people to aggregate, manage and navigate their personal healthcare information so that they can manage all of their healthcare needs in one place

BACKGROUND: Remark originally led technology platform development

POSITION: An ownership interest of approximately 5% in issued stock with board representation

REVENUE 2018: More than $300.0 MM

CAPITAL RAISES: More than $400.0 MM

RECENT DEVELOPMENTS: Partnership with Walmart to provide their store associates with full access to Sharecare tools and health resources. Sharecare Provides Monetization Opportunity sharecare



Live Your Healthiest Life
Leaders of new conversations in health and wellness.

(1) Found at http://www.springhillhomepage.com/sharecare-healthways-working-on-post-acquisition-transition/

PARTNERSHIPS & INVESTORS

SONY

HARPOSTUDIOS

TomorrowVentures

NeV NEW EVOLUTION VENTURES

HEARST magazines digital media

HERITAGE GROUP PARTNERS IN HEALTHCARE

CLARITAS CAPITAL

GALEN PARTNERS

HMC

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THANK YOU NASDAQ: MARK 27

Appendix NASDAQ: MARK 28

REMARK AI Core Technologies Facial Recognition and Detection Target Detection and Information Language Processing Accuracy Behavior Recognition Structure Analysis • LFW (Labeled Faces in the Wild): • 95% or higher dress recognition rate • 90% or higher of pedestrian attribute • Supports multilingual, multi- Ranked top 3 globally for accuracy recognition rate scenario, multi-dialogue • 95% or higher electronic fence • Mega Face Standards Test: Ranked intrusion recognition rate • 90% or higher of vehicle attribute • Supports scene customization top 10 globally recognition rate • 95% or higher gesture recognition • Supports negative feedback and • NIST’s FRVT (Facial Recognition rate • 95% or higher of standard product self-learning Vendor Test): Ranked top 20 globally recognition rate • 95% or higher population and • Supports Instant Face Comparison dynamic recognition rate • 85% or higher of non-standard search of billions of faces product recognition rate • 85% or higher of individual • Supports Live Recognition and High behavioral recognition rate Occlusion Environments NASDAQ: MARK 29

Intelligent Business Decisions & Revenue Management Remark AI Business Analytics allows you Questions we can answer… to utilize your company’s data to better understand and act on real time business “What is or is not driving your growth?” metrics, improving decision making. “How did sales and promotions Offline retailers can now receive the same perform?” information that their online counterparts “What is a customer’s lifetime value?” take for granted, as customer interests and purchasing habits are analyzed to “How can the store traffic and walk drive conversion. In an era of competitive through experience be optimized for checkout conversion?” pricing and slow offline growth due to a shift in retail channels, Remark AI gives “How can more profitability and margin retailers the functional capabilities to be derived from each product increase revenue, reduce costs, improve category?” ROI and maximize efficiency. NASDAQ: MARK 30

REMARK AI + INDUSTRY LEADING PARTNERS Applying Remark AI’s Facial Recognition and Data Analytics Platform to Drive Results. Increases Improves Revenue Decreases Efficiency Ensures Costs Security NASDAQ: MARK 31

IP – 15 Chinese software copyrights have been obtained NASDAQ: MARK 32

IP – 26 Chinese patent applications have been accepted

PATENTS	
Name	Application / Patent No
A novel method of auto-detecting the beauty of human faces	201711277917.6
A novel method of anti-spoofing of real person recognition	201711278964.2
A novel method of differentiation between motorcycles and electrical bicycles	201711319578.3
A novel method to determine dress code compliance by video monitoring	201711322606.7
A novel method of generating facial models from DNA sequences	201810036975.8
A method of extracting events from media news	201810054183.3
A novel method of differentiating machine and human access for websites and applications	201810087508.8
A novel method of facial recognition to analyze personal interests	201810107657.6
A method of crawling and monitoring electronic devices to detect browsing for harmful information	201810146298.5
A method of sports game video clip editing with deep learning	201810146300.9
A method for generating machine learning sample images through augmented reality	201810182434.6
A deep learning model training system based on SAAS	201810250383.6
Method and system for generating content from machine content using metadata structure and data drive	201810250391.0
Population traffic analysis system by billboard	201810404033.0
A novel method of personnel safety during excavation	201810404017.1
Method for establishing mobile device cluster using second-hand mobile phones	201711308452.6
A novel method for crawling APP content on mobile phones	201711322605.2
A novel operation and maintenance method for visible docker container auto-compilation deployment	201810018736.X
A method and system for measuring news dissemination	201810057107.8
An interactive animation solution that makes full use of layout space	201810097459.6
An AR rendering technology method for implementing facial expressions	201810145956.9
A visualization method for displaying news event	201810175268.7
An anti-crawling method for protecting website resources	201810250380.2
A method for encrypting socket Protocols and its applications	201810354577.0
A novel method of Encrypting Socks Protocol and Its Application	201810402787.2
A two-dimensional method for displaying news event in simulating cell proliferation	201810508261.2

SOFTWARE COPYRIGHTS	
Name	Application / Patent No
Chef's hat and mask detectation system	2017SR624171
Fintech management after loan	2017SR734364
Risk management platform Software	2017SR734248
Fintech APP Software	2017SR734119
Facial recognition attendance system	2017SR622748
Remark facial beauty ranking system	2017SR737560
Remark price crawler system	2017SR554189
Remark multimdia searching system	2017SR737002
Remark open crawler platform	2017SR623898
Datapeak AI open platform	2018SR094845
Tanqu APP-Android	2016SR077574
Tanqu APP-IOS	2016SR077567
BeSquare-Android	2017SR556804
BeSquare-IOS	2017SR560610
Image porn identification system	2017SR627953

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Remark AI Smart Retail Ecosystem Smart Retail Platform An open AI platform that empowers Equipment Shopping partners to leverage AI in different Access business scenarios. Remark’s Mall Chain Retail technologies, experience and marketing tools help offline retailers to transform Information Remark AI System Service Platform and upgrade to “new retail." The Remark Business AI Smart Retail platform has already been applied to supermarkets, banks, Smart Hardware Supermarket telecom operators, chain stores and shopping malls. API Operational Management Date Interface Decision Decision Intelligence NASDAQ: MARK 34

Holistic Data Acquisition of Customer + Merchandise + Store + Shopping Experience Remark AI Smart Retail provides solutions covering the whole shopping cycle including customer Customer Facial data collection Build customer information and recognition portraits & insight identification, purchase, shopping acquisition process and experience, allowing Smart Smart Customer Personalized retailers to better connect with Membership Flow Service Engine consumers and increase store sales. Big data improves Intelligent Precision Marketing repurchase rate commodity selection and recommendation NASDAQ: MARK 35

SMART RETAIL DATA MANAGEMENT PLATFORM

The Remark AI Retail Toolbox

Customer Flow Guiding

- Online reach tools
- Precise marketing SMS
- Offline reach tools
- Flow guiding with smart interactive screen
- Smart trolley interactive Pad

Marketing in Store

- Smart interactive screen scenario marketing
- Interactive lottery game
- Precise personalized advertising
- Personalized product recommendations
- Physical coupons
- WeChat card and coupon
- In-store guidance
- Sticker game photo printing
- Feedback
- Smart Store Pad
- VIP/blacklist identification
- Statistical analysis of customer flow
- Real-time operational analysis

Payment Conversion

- Face collection Pad at cashier
- Automatic binding of FaceID and cashier data
- ID level consumption insight
- Card and coupon/red envelope coupon
- Canceling of physical and WeChat cards and coupons after verification

Smart Store Management Backend

- Smart Membership
- Online and offline user data integration
- Customer consumption insight analysis
- Profile of customer flow to the store (outside)
- Statistics of customer flow
- Smart card and coupon management
- Physical card and coupon management
- Electronic card and coupon management
- Rules for scenario-based distribution
- Precise recommendation engine
- Precise product recommendation engine
- Precise advertising recommendation engine
- Precise discount coupon recommendation engine
- Marketing effect monitoring
- Analysis and optimization of interactive screen marketing effects
- Analysis and optimization of coupon marketing effects
- Analysis and optimization of SMS marketing effects

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SMART CITY SOLUTIONS Identificatio Smart Portrait Application Platform n Access Face Static Face Identification Control Monitoring Comparison • ensures Person’s • Facial Recognition • Detects Person • POI Photo Input Identity • Registered Access of Interest • Matches Results • Facial Identification • • ID Authentication Suspicious Behavior • Similarity Level • ID Authentication • ID Authentication Restricted Law Check-In Access Security Enforcement • Customs • Communities • Police Investigation • Criminal Investigation • Airport • Hospitals • Key Area Guard • Crowd Examination • Train • Schools • Event Security • Locating POIs • Offices • POI Tracking • Examining Crowd NASDAQ: MARK 37